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                                                                   EXHIBIT 99.1



                          REGISTRATION RIGHTS AGREEMENT


               THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 7, 1999, is entered into by and among KAUFMAN AND BROAD HOME CORPORATION, a Delaware corporation (the "Company") and the other signatories hereto listed on the signature pages to this Agreement (each a "Shareholder" and collectively the "Shareholders").

               WHEREAS, the Company and the Shareholders are parties to that certain Purchase Agreement (the "Purchase Agreement") whereby, among other things, the Company will issue an aggregate of 7,886,686 shares of its common stock, par value $1.00 per share ("Common Stock"), to the Shareholders as partial consideration for the Company's purchase from the Shareholders of the Homebuilding Business of the Homebuilding Entities of the Lewis Group of Companies; and

               WHEREAS, in connection with the Purchase Agreement, the parties hereto desire to enter into this Agreement, which sets forth the terms of certain registration rights applicable to the Registrable Securities (as defined below);

               NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree as follows:

               1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                      (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with the former person.

                      (b) "Holders" means the Shareholders or any Affiliate of the Shareholders and any "transferee" (as such term is defined in Section 11 hereof) which is the record holder of Registrable Securities.

                      (c) "Registrable Securities" means the shares of Common Stock held by the Shareholders as of the date hereof, any stock or other securities into which or for which such shares of Common Stock may hereafter be changed, converted or exchanged, and any other securities issued to the Holders of such shares of Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction, provided that any such securities shall cease to be Registrable Securities if (i) a registration

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statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144, or (iii) such securities are held by a Holder other than a Shareholder and the Company has furnished to such Holder an opinion of counsel, which opinion shall be reasonably satisfactory to such Holder, to the effect that all of such securities are permitted to be distributed by such Holder in one transaction pursuant to Rule 144(k).

                      (d) "Registration Expenses" means all reasonable expenses in connection with any registration of securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of the Company's counsel(s) and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (iii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities; (iv) the cost of producing blue sky or legal investment memoranda or surveys; (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or Holders in connection with such qualification; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) transfer agents', depositories' and registrars' fees and the fees of any other agent appointed in connection with such offering; (viii) all security engraving and security printing expenses; and (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of the Company is then listed.

                      (e) "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule to similar effect.

                      (f) "SEC" means the United States Securities and Exchange Commission.

                      (g) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

               2.     DEMAND REGISTRATION.

                      (a) At any time, upon written notice from a Holder requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the number of Registrable Securities for which registration is requested and the intended method or methods of disposition of such Registrable

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Securities, the Company shall have the right, exercisable within 10 days by written notice to such Holder, to purchase all of the Registrable Securities requested to be registered by such Holder at a cash price per share equal to the arithmetic mean of each of the closing sales prices per share of Common Stock on the New York Stock Exchange for each of the 15 consecutive trading days ending on the fifth trading day immediately preceding the date of the written notice from the Holder under this Section 2(a). The closing of such purchase shall take place no later than 15 days after the date of the written notice from the Company under this Section 2(a). If the Company gives written notice under this
Section 2(a), the written notice from the Holder under this Section 2(a) shall not be deemed a request for registration for purposes of Section 2(b).

                      (b) If the Company does not exercise its right to purchase under Section 2(a) above, the Company shall, within 15 days after receipt of the Holder's request, serve written notice (the "Request Notice") of such registration request to all other Holders of Registrable Securities. The Request Notice will state that the Company will include in such registration all Registrable Securities, subject to the limitations of this Section 2(b) and to compliance with the other provisions of this Agreement, as to which the Company receives written requests for inclusion within 15 days after the date of the Request Notice. As promptly as practicable after such 15 day period, the Company shall use its best efforts to effect, in the manner set forth in Section 5, the registration under the Securities Act of the Registrable Securities to be included for disposition in accordance with the intended method or methods of disposition stated in the Holder's request, provided that:

                          (i) if prior to receipt of a registration request pursuant to this Section 2(b), the Company had commenced a financing plan through a formal "all hands" meeting with outside advisors, including an underwriter if such financing plan is an underwritten offering, and, in the good-faith judgment of the Company's underwriter, confirmed to the Company in writing (with a copy to the Holders requesting registration), a registration by the requesting Holders at the time and on the terms requested would materially and adversely affect such financing plan of the Company (a "Transaction Blackout"), the Company shall not be obligated to serve the Request Notice, but shall give written notice of such events to the Holders requesting registration and shall not be required to serve the Request Notice and effect a registration pursuant to this Section 2(b) until the earliest of (A) the Company's abandonment of such offering, (B) 90 days after the termination of such offering, (C) the termination of any "hold back" period obtained by the underwriter(s) of such offering from any person, including the Company, in connection therewith or (D) 110 days after receipt by the Holder requesting registration of the written notice of Transaction Blackout from the Company;

                          (ii) if, while a registration request is pending pursuant to this Section 2(b), the Company has determined in good faith that (A) the filing of a registration statement would jeopardize or delay a contemplated material transaction other than a financing plan involving the Company or would require the disclosure of material information that the Company has a bona fide business purpose for preserving as

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        confidential, or (B) the Company then is unable to comply
        with SEC requirements applicable to the requested registration (notwithstanding all reasonable efforts to so comply), the Company shall not be required to effect a registration pursuant to this Section 2(b) until the earlier of (1) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable SEC requirements, as the case may be, and (2) 45 days after the Company makes such good-faith determination, provided that the Company shall not be permitted to delay a requested registration in reliance on this clause (ii) more than once in any Demand Period (as defined below); and

                          (iii) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2(b): (A) sooner than July 1, 2000 (except that, after July 1, 1999, the foregoing restriction shall not apply to a request for registration of Registrable Securities held by or on behalf of the estate of a deceased Shareholder, but in such case the Company shall have no obligation to serve the Request Notice or to include in the registration any Registrable Securities other than those held by or on behalf of such estate); (B) for an aggregate of more than 2,000,000 shares of Common Stock during each of (I) the six (6) month period commencing July 1, 2000, (II) the twelve (12) month period commencing January 1, 2001, and (III) the six-month period commencing January 1, 2002 (each of the periods described in clauses (I) - (III) being a "Demand Period"); (C) more than once in any one of Demand Period; (D) within a period of two months after the effective date of any other registration statement of the Company demanded pursuant to this Section 2(b); or (E) if such registration request (including Registrable Securities requested to be included in response to a Request Notice) is for a number of Registrable Securities which have an aggregate market value less than $10 million.

                      (c) Notwithstanding any other provision of this Agreement to the contrary:

                          (i) a registration requested pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 2(b)), (A) until the registration statement with respect thereto has become effective under the Securities Act (unless the registration statement fails to become effective because the Holders request that the registration be withdrawn for a reason other than contemplated in clause (B)); (B) if it is withdrawn based upon material adverse information relating to the Company that is different from the information known to the Holder requesting registration at the time of the Holder's request for registration; (C) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by a Holder whose Registrable Securities are included in such registration; or (D) if the conditions to closing specified in the purchase agreement or

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        underwriting agreement entered into in connection with such registration are not satisfied (other than solely by reason of some act or omission by a Holder) or waived by the underwriters;

                          (ii) at the request of the Holders of 50% or more of the Registrable Securities included in a registration, the Company will withdraw a registration requested pursuant to this Section 2, but a registration withdrawn upon such request (other than for any reason set forth in Section 2(c)(i)) shall be deemed to have been effected (and, therefore, requested for purposes of Section 2(b)), whether withdrawn prior to or after the effectiveness of such requested registration.

                      (d) In the event that any registration pursuant to this
Section 2 shall involve, in whole or in part, an underwritten offering, the Company, on the one hand, and the Holders whose Registrable Securities are included in the registration, on the other hand, shall each have the right to designate an underwriter as the sole lead managing underwriters of such underwritten offering. The Company and such Holders shall consult with each other as to which of the co-lead managing underwriters shall serve as "books-running" underwriter; provided that such Holders shall have the right to select the "books-running underwriter, subject to the Company's consent which shall not be unreasonably withheld, and the "books-running" underwriter shall determine the allocation of underwriting spreads and discounts and management fees as among the underwriters.

                      (e) In connection with those registrations in which multiple Holders participate, in the event such registration involves an underwritten offering and the books-running lead managing underwriter advises that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting and registration shall be allocated pro rata among the Holders on the basis of the shares of Registrable Securities held by each such Holder.

                      (f) The Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any registration of Registrable Securities requested pursuant to Section 2(b); provided that the Company shall not have the right to cause the registration of such additional securities if the Holders whose Registrable Securities are included in the registration are advised in writing (with a copy to the Company) by the books-running lead managing underwriter that, in such firm's good-faith opinion, registration of such additional securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated by such Holders.

                3. PIGGYBACK REGISTRATION. If at any time prior to July 1, 2002, the Company proposes to register any of its Common Stock ("Other Securities") under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form thereto), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it will each such time give prompt written

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notice to each Holder of its intention to do so at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 10 business days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall effect, in the manner set forth in Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered, provided that:

                      (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holders who requested inclusion and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

                      (b) (i) if the registration referred to in the first sentence of this Section 3 is to be an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing (with a copy to the Holders who requested registration) that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration: (1) all securities the Company proposes to sell for its own account ("the Company Securities") and (2) up to the full number of Registrable Securities in excess of the number or dollar amount of the Company Securities, which, in the good-faith opinion of such managing underwriter, can be so sold without materially and adversely affecting such offering of the Company Securities (and, if less than the full number of such Registrable Securities, allocated pro rata among the Holders of such Registrable Securities on the basis of the number of securities requested to be included therein by each such Holder), and (ii) if the registration referred to in the first sentence of this Section 3 is to be an underwritten secondary registration on behalf of holders of securities (other than Registrable Securities) of the Company (the "Other Holders"), and the managing underwriter advises the Company in writing (with a copy to the Holders who requested registration) that in their good-faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration the amount of securities (including Registrable Securities) that such managing underwriter advises, allocated pro rata among the Other Holders and the Holders on the basis of the number of remaining securities

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(including Registrable Securities) requested to be included therein by each
Other Holder and each Holder;

                      (c) The Company shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, reincorporation, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

                      (d) no registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 2 hereof.

               4. EXPENSES. The Company agrees to pay all Registration Expenses with respect to an offering pursuant to Section 2 and Section 3 hereof.

               5. REGISTRATION AND QUALIFICATION. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, the Company, shall:

                      (a) prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than 30 days (60 days if the applicable registration form is other than Form S-3) after the date notice is given, and use its best efforts to cause the same to become effective as promptly as practicable;

                      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for 90 days (or, in the case of an underwritten offering, such shorter time period as the underwriters may require);

                      (c) furnish to the Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, final prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as the Holders or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                      (d) unless the exemption from state regulation of securities offerings under Section 18 of the Securities Act applies, use its best efforts to register or qualify all


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Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that the Company shall not for any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                      (e) (i) use its best efforts to furnish an opinion of counsel for the Company addressed to the underwriters and each Holder of Registrable Securities included in such registration (each a "Selling Holder") and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish a "cold comfort" letter addressed to the underwriters and each Selling Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                      (f) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 or 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                      (g) to the extent not already listed, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed; and

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                      (h) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters with expenses therewith to be paid in accordance with Section 4 hereof.

               6. CONVERSION OF OTHER SECURITIES, ETC. If a Holder offers any options, rights, warrants or others securities issued by it or any other person that are convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall, but such options, rights, warrants or other securities shall not, be eligible for registration pursuant to Section 2 and Section 3 of this Agreement.

               7.     UNDERWRITING, DUE DILIGENCE.

                      (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 8 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(e) hereof. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations, warranties, and other agreements by the Selling Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to secondary distributions. Selling Holders may require that any additional securities included in an offering proposed by a Holder be included on the same terms and conditions as the Registrable Securities that are included therein.

                      (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, the Company may require that the Registrable Securities requested to be registered pursuant to
Section 3 be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Selling Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations, warranties and other agreements by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 8 hereof. Such underwriting agreement shall

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also contain such representations and warranties by the Company and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to secondary distributions.

                      (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be necessary, in the opinion of such Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               8.     INDEMNIFICATION AND CONTRIBUTION.

                      (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Holder, its officers and directors, underwriters of the Registrable Securities or any controlling person of the foregoing; provided, further, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged

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omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to the giving or sending of such written confirmation.

                      (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to the Company by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto. The foregoing indemnity is in addition to any liability which such Holder may otherwise have to the Company, or any of its directors, offices or controlling persons; provided, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent to given by or on behalf of an underwriter to such person asserting such loss, claim damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to the giving or mailing of such written confirmation; and provided, further, that in no event shall any such Holder be liable for any amount in excess of the net proceeds received from the sale of the Registrable Securities by such Holder in the subject offering.

                      (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 8 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 8, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

               If the indemnification provided for in this Section 8 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               9. RULE 144. Until such time as each Holder may sell in compliance with the Securities Act all Registrable Securities held by such Holder without an effective registration statement under the Securities Act or compliance with Rule 144, the Company shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144.

               10.    HOLDBACK.

                      (a) Until the first to occur of (i) there no longer being any Registrable Securities, (ii) the Holders having completed their sale under their last registration demanded under Section 2(b), and (iii) the Holders no longer having the right to demand a registration under Section 2(b), each Holder agrees, if so required by the managing underwriter in writing to the Holders, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 10 days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 hereof has become effective (or such shorter period as may be required by the underwriter), except as part of such underwritten registration. The Company may legend and may impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided for in this Section 10.

                      (b) The Company agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of (other than pursuant to a stock option plan or agreement for employees of the Company or its subsidiaries or other Company employee benefit plans), effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the 30 days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 hereof has become effective, except (i) as part of such underwritten registration, (ii) pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto or (iii) upon the exercise, conversation, exchange or consummation by the holder of a convertible or exchangeable security or security-sales commitment (including the 16,500,000 outstanding "Feline Prides" of the Company) of the Company outstanding on the date such underwritten registration pursuant to Section 2 or 3 became effective.

               11.    TRANSFER OF REGISTRATION RIGHTS.

                      (a) Subject to Section 11(c), a Holder may transfer its rights under Section 2(b) and Section 3 of this Agreement, with its obligation under Section 2(a), to (i) any transferee of Registrable Securities representing at least 5% of the total outstanding common equity of the Company, (ii) any transferee who as of the date of this Agreement is a shareholder or member of a transferring Shareholder that as of the date of this Agreement is a Subchapter S corporation or limited liability company, or (iii) any transferee who is a member of the immediate family, a sibling, a descendant, or a niece or nephew of the transferring Shareholder (including without limitation family trusts, trusts for the benefit of family members, siblings, descendants, and/or nieces and nephews, and other similar entities used for the transferring Shareholder's estate-planning purposes) (each, a "transferee"). The Holder making such transfer shall promptly notify the Company in writing stating the name and address of any transferee and identifying the amount of Registrable Securities with respect to which the rights and obligations under Sections 2 and 3 of this Agreement are being transferred. In connection with any such transfer, the term "Holder" as used in this Agreement shall, where appropriate to assign the rights and obligations of a Holder hereunder to such direct transferee, be deemed to refer to the transferee holder of such Registrable Securities.

                      (b) After any such transfer, the Holder making such transfer shall retain its rights and obligations under this Agreement with respect to all other Registrable Securities still owned by such Holder.

                      (c) Upon the request of the Holder making such transfer, the Company shall execute a Registration Rights Agreement with such transferee or a proposed transferee substantially similar to this Agreement. Upon the written request of the Company made to the transferring Holder before consummation of the transfer, such Holder shall deliver to the Company, as a condition to the transfer of rights under Sections 2 and 3, a written assumption of the obligation under Section 2(a) signed by the transferee.

               12.    MISCELLANEOUS.

                      (a) INJUNCTIONS. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

                      (b) SEVERABILITY. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                      (c) FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

                      (d) WAIVERS, ETC. No failure or delay on the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                      (e) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

                      (f) COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

                      (g) AMENDMENT. This Agreement may be amended only by a written instrument duly executed by an authorized officer of each of the Company and the Shareholders.

                      (h) NOTICES. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent:

                             (i)    if to the Shareholders:

                                    to their addresses and telecopy numbers set forth on the signature pages hereto;

                                    With copy to:

                                            O'Melveny & Myers LLP
                                            400 South Hope Street
                                            Los Angeles, California 90071
                                            Attention:  Richard A. Boehmer
                                            Telecopy No: (213) 430-6407

                             (ii)   if to the Company:
                                            Kaufman and Broad Home Corporation
                                            10990 Wilshire Boulevard
                                            Los Angeles, California 90024
                                            Attention: Barton Pachino
                                               General Counsel
                                            Telecopy No.: (310) 231-4280


                                    With copy to:

                                            Munger, Tolles & Olson LLP
                                            355 South Grand Avenue, Suite 3500
                                            Los Angeles, CA  90071-1560
                                            Attn.: R. Gregory Morgan
                                            Telecopy No.:  (213) 687-3702


                      (i) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of California.

                      (j) TERM. This Agreement shall remain in full force and effect until there are no Registrable Securities outstanding or until terminated by the mutual agreement of the Company and the Shareholders.

                      (k) ASSIGNMENT. Except as provided herein, the parties may not assign their rights under this Agreement. The Company may not delegate its obligations under this Agreement.

                      (l) APPROPRIATE ADJUSTMENTS. If, at any time when a Holder may demand registration of Registrable Securities under Section 2 of this Agreement, the issued Common Stock shall have been changed into a different number or class of shares as a result of a stock split, reverse stock split, stock dividend, spin-off, extraordinary dividend, recapitalization, reclassification or other similar transaction, the limitation of the number of Registrable Securities for which registration may be requested shall be appropriately adjusted.

        IN WITNESS WHEREOF, the Shareholders and the Company have executed this Agreement or caused this Agreement to be duly executed by their authorized representative as of the date first above written.


                               KAUFMAN AND BROAD HOME CORPORATION


                               By: /s/ WILLIAM R. HOLLINGER
                                   -------------------------------------

                               Its: Vice President and Controller
                                   -------------------------------------


                               SHAREHOLDERS


                               Ralph M. Lewis

                                    By: /s/ ROBERT E. LEWIS
                                       -------------------------------------
                                       Robert E. Lewis, his attorney-in-fact

                               /s/ ROBERT E. LEWIS ON BEHALF
                                   OF GOLDY S. LEWIS
                               -------------------------------------
                               Goldy S. Lewis


                               -------------------------------------
                               Richard A. Lewis

                               /s/ ROBERT E. LEWIS
                               -------------------------------------
                               Robert E. Lewis

                               /s/ ROGER G. LEWIS
                               -------------------------------------
                               Roger G. Lewis

                               /s/ RANDALL W. LEWIS
                               -------------------------------------
                               Randall W. Lewis

                               /s/ JOHN M. GOODMAN
                               -------------------------------------
                               John M. Goodman

                               LH RANIER, LLC

                                   Ralph M. Lewis, its member

                                       By: /s/ ROBERT E. LEWIS
                                          -------------------------------------
                                          Robert E. Lewis, his attorney-in-fact

                                   /s/ ROBERT E. LEWIS ON BEHALF
                                       OF GOLDY S. LEWIS
                                   -------------------------------------
                                   Goldy S. Lewis, its member


                               LHE PLATTE, LLC

                               By: Lewis Holding Company, a Delaware limited liability company, its member


                                   By: Forehand Development Corp., a California corporation, its member

                                        By /s/ JOHN M. GOODMAN
                                          ---------------------------------
                                         John M. Goodman,
                                         its Authorized Agent

                               LH AUGUSTA, LLC

                               By: /s/ RICHARD A. LEWIS
                                   ------------------------------------
                                   Richard A. Lewis, its member


                               LH EVANS, LLC

                               By: /s/ ROBERT E. LEWIS
                                   ------------------------------------
                                   Robert E. Lewis, its member


                               LH GRUNHORN, LLC

                               By: /s/ ROGER G. LEWIS
                                   ------------------------------------
                                   Roger G. Lewis, its member


                               LH WHITNEY, LLC

                               By: /s/ RANDALL W. LEWIS
                                   ------------------------------------
                                   Randall W. Lewis, its member


                               LH JAGERHORN, LLC

                               By: /s/ JOHN M. GOODMAN
                                   ------------------------------------
                                   John M. Goodman, its member

                               COLLINE ENTERPRISES, INC.


                               By: /s/ RICHARD A. LEWIS
                                   ------------------------------------
                                   Name:
                                   Title:


                               TERRAIN ENTERPRISES, INC.


                               By: /s/ ROBERT E. LEWIS
                                   ------------------------------------
                                   Name:
                                   Title:


                               MARMOT ENTERPRISES, INC.


                               By: /s/ ROGER G. LEWIS
                                   ------------------------------------
                                   Name:
                                   Title:


                               GITAN ENTERPRISES, INC.


                               By: /s/ RANDALL W. LEWIS
                                   ------------------------------------
                                   Name:
                                   Title:


                               TOPSPIN ENTERPRISES, INC.


                               By: /s/ JOHN M. GOODMAN
                                   ------------------------------------
                                   Name:
                                   Title:

        For purposes of Section 12(h) of this Agreement, the address and telecopy number for each Shareholder is as follows:

                Address:             Lewis Operating Corp.
                                     1156 N. Mountain Avenue
                                     Upland, CA 91785

                Telecopy Number:     (909) 912-6740


                                       24